                               STATE OF DELAWARE
                                                              PAGE 1
                        OFFICE OF THE SECRETARY OF STATE


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF "ADINA, INC.", CHANGING ITS NAME FROM "ADINA, INC." TO "EVENTURES GROUP, INC.", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF AUGUST, A.D. 1999, AT
9 O'CLOCK A.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

                                            /s/ EDWARD J. FREEL
                                            -----------------------------------
                             [SEAL]         Edward J. Freel, Secretary of State

2144057 8100                                AUTHENTICATION: 9931913

991347487                                   DATE: 08-20-99

                                                       [STATE OF DELAWARE STAMP]


                               STATE OF DELAWARE
                            CERTIFICATE FOR RENEWAL
                             AND REVIVAL OF CHARTER


eVENTURES GROUP, INC. (Formerly Adina, Inc.), a corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

     1. The name of this corporation is eVentures Group, Inc. (Formerly known as Adina, Inc.).
     2. Its registered office in the State of Delaware is located at 1013 Centre Road, City of Wilmington Zip Code 19805 County of Newcastle the name and address of its registered agent is The Prentice-Hall Corporation System, Inc. at the address above.
     3. The date of filing of the original Certificate of Incorporation in Delaware was November 19, 1987.
     4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 29th day of February 1996, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.
     5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 1996, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.
     IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters, DANIEL WETTREICH the last and acting authorized officer hereunto set his/her hand to this certificate this 17th day of August 1999.


                                        By:  /s/ DANIEL WETTREICH
                                             ---------------------------------
                                                    Authorized Officer

                                        Name:     DANIEL WETTREICH
                                               -------------------------------
                                                         Print or Type

                                        Title:    President
                                               -------------------------------

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE
                                                                          PAGE 1
                               ------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "eVENTURES GROUP, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTIETH DAY OF AUGUST, A.D. 1999.






                                                /s/ EDWARD J. FREEL
                                  [SEAL] -------------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:
2144057  8300                                               9931914
                                                   DATE:
991347487                                                   08-20-99

                               STATE OF DELAWARE
                                                              PAGE 1
                        OFFICE OF THE SECRETARY OF STATE


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF "ADINA, INC.", CHANGING ITS NAME FROM "ADINA, INC." TO "EVENTURES GROUP, INC.", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF AUGUST, A.D. 1999, AT
9 O'CLOCK A.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

                                            /s/ EDWARD J. FREEL
                                            -----------------------------------
                             [SEAL]         Edward J. Freel, Secretary of State

2144057 8100                                AUTHENTICATION: 9931913

991347487                                   DATE: 08-20-99

                                                       [STATE OF DELAWARE STAMP]


                               STATE OF DELAWARE
                            CERTIFICATE FOR RENEWAL
                             AND REVIVAL OF CHARTER


eVENTURES GROUP, INC. (Formerly Adina, Inc.), a corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

     1. The name of this corporation is eVentures Group, Inc. (formerly known as Adina, Inc.).
     2. Its registered office in the State of Delaware is located at 1013 Centre Road, City of Wilmington Zip Code 19805 County of Newcastle the name and address of its registered agent is The Prentice-Hall Corporation System, Inc. at the address above.
     3. The date of filing of the original Certificate of Incorporation in Delaware was November 19, 1987.
     4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 29th day February 1996, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.
     5. This corporation was duly organized and carried on the business authorized by its charger until the 1st day of March, A.D. 1996, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.
     IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters. DANIEL WETTREICH the last and acting authorized officer hereunto set his/her hand to this certificate this 17th day of August 1999.


                                        By:  /s/ DANIEL WETTREICH
                                             ---------------------------------
                                                    Authorized Officer

                                        Name:     DANIEL WETTREICH
                                               -------------------------------
                                                         Print or Type

                                        Title:    President
                                               -------------------------------

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE
                                                                          PAGE 1
                               ------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "eVENTURES GROUP, INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTIETH DAY OF AUGUST, A.D. 1999.






                                                /s/ EDWARD J. FREEL
                                  [SEAL] -------------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:
2144057  8300                                               9931914
                                                   DATE:
991347487                                                   08-20-99